UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
SCHEDULE 14A
_________________________________
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	x
Filed by a Party other than the Registrant	o
Check the appropriate box:

o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
xo	Definitive Additional Materials
o	Soliciting Material under § 240.14a-12
NUVVE HOLDING CORP.
(Name of Registrant as Specified in Its Charter)
N/A
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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o	Fee paid previously with preliminary materials
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NUVVE HOLDING CORP.
2488 Historic Decatur Road, Ste 200
San Diego, California 92106

NUVVE REMINDS STOCKHOLDERS TO VOTE AT THE UPCOMING ANNUAL MEETING

Nuvve Holding Corp. (Nasdaq: NVVE) (“Nuvve” or “the Company”) would like to remind its shareholders to vote ahead of its upcoming rescheduled 2022 Annual Meeting of Stockholders (“Annual Meeting”) on January 25, 2023 at 4:00 p.m. Eastern (1:00 p.m. Pacific) Time. The methods for voting and submitting proxies are described in the previously distributed proxy materials for the Annual Meeting.

The record date for the Annual Meeting remains October 31, 2022. Stockholders of the Company who previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. No changes have been made in the proposals to be voted on by shareholders at the Annual Meeting. For assistance with voting your shares, please contact Advantage Proxy, Inc. toll-free at 1-877-870-8565 or by e-mail at ksmith@advantageproxy.com.

Nuvve asks that all shareholders vote their proxy, no matter how many shares they own. Nuvve strongly encourages all of its shareholders to read the company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2022 (the “Proxy Statement”), and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

ABOUT NUVVE HOLDING CORP. Nuvve Holding Corp. (Nasdaq: NVVE) is leading the electrification of the planet, beginning with transportation, through its intelligent energy platform. Combining the world’s most advanced vehicle-to-grid (V2G) technology and an ecosystem of electrification partners, Nuvve dynamically manages power among electric vehicle (EV) batteries and the grid to deliver new value to EV owners, accelerate the adoption of EVs, and support the world’s transition to clean energy. By transforming EVs into mobile energy storage assets and networking battery capacity to support shifting energy needs, Nuvve is making the grid more resilient, enhancing sustainable transportation, and supporting energy equity in an electrified world. Since its founding in 2010, Nuvve has successfully deployed V2G on five continents and offers turnkey electrification solutions for fleets of all types. Nuvve is headquartered in San Diego, California, and can be found online at nuvve.com.

Nuvve Investor Contact ICR Inc. nuvve@icrinc.com; +1 646-200-8872

Forward-Looking Statements The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Nuvve and Nuvve’s strategy, future operations, estimated and projected financial performance, prospects, plans and objectives are forward looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Nuvve disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve. In addition, Nuvve cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) risks related to the rollout of Nuvve’s business and the timing of expected business milestones; (ii) Nuvve’s dependence on widespread acceptance and adoption of electric vehicles and increased installation of charging stations; (iii) Nuvve’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Nuvve’s accounting staffing levels; (iv) Nuvve’s current dependence on sales of charging stations for most of its revenues; (v) any impact of the analysis of the accounting and reporting of warrants related to the extension of filing the Form 10-Q for the first quarter; (vi) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; (vii) potential adverse effects on Nuvve’s backlog, revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by Nuvve; (viii) the effects of competition on Nuvve’s future business; (ix) risks related to Nuvve’s dependence on its intellectual property and the risk that Nuvve’s technology could have undetected defects or errors; (x) the risk that we conduct a portion of our operations through a joint venture exposes us to risks and uncertainties, many of which are outside of our control; (xi) that our joint venture with Levo Mobility LLC may fail to generate the expected financial results, and the return may be insufficient to justify our investment of effort and/or funds; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect directly on Nuvve and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to our joint ventures; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (xvi) the possibility that Nuvve may be adversely affected by 3 other economic, business, and/or competitive factors, including increased inflation and interest rates, and the Russian invasion of Ukraine; and (xvii) risks related to the benefits expected from the $1.2 trillion dollar infrastructure bill passed by the U.S. House of Representatives (H.R. 3684). Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Annual Report on Form 10- K filed by Nuvve with the Securities and Exchange Commission (SEC) on March 31, 2022, and in the other reports that Nuvve has, and will file from time to time with the SEC. Nuvve’s SEC filings are available publicly on the SEC’s website at www.sec.gov.